UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2012

PHH CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road

Mt. Laurel, New Jersey 08054

(Address of principal executive offices, including zip code)

(856) 917-1744

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement.

Renewal of Fannie Mae $1 Billion Committed Purchase Facility for Early Funding

On November 27, 2012, PHH Mortgage Corporation (“PHH Mortgage”), a wholly owned subsidiary of PHH Corporation (“we”, “us” or the “Company”), renewed its $1 billion committed purchase facility for early funding with Fannie Mae pursuant to an amended and restated committed purchase facility for early funding letter agreement that is effective as of December 14, 2012, and is scheduled to terminate on December 13, 2013, subject to Fannie Mae’s and PHH Mortgage’s early termination rights (as amended and restated, the “Committed Funding Letter Agreement”).

Subject to compliance with its terms and conditions and provided no termination event has occurred pursuant to which Fannie Mae has exercised its right to terminate the Committed Funding Letter Agreement, the Committed Funding Letter Agreement commits Fannie Mae to accept sale and delivery and to purchase from PHH Mortgage mortgage loans and pools of mortgage loans pursuant to Fannie Mae’s “As Soon as Pooled” (“ASAP”) and “As Soon as Pooled Plus” (“ASAP Plus”) early funding programs from time to time during the term of the Committed Funding Letter Agreement.  Fannie Mae shall not be committed to purchase mortgage loans or pools of mortgage loans from PHH Mortgage to the extent that, after giving effect to the purchase thereof, the aggregate unpaid principal balance of mortgage loans and pools of mortgage loans considered to be Pending (as defined in the Committed Funding Letter Agreement) under PHH Mortgage’s ASAP and ASAP Plus agreements with Fannie Mae would exceed $1 billion. Upon the occurrence of a PHH Termination Event (as defined in the Committed Funding Letter Agreement), Fannie Mae may either waive the PHH Termination Event and continue the Committed Funding Letter Agreement in full force and effect or, at its option, terminate the Committed Funding Letter Agreement upon written notice to the Company.

The foregoing description of the Committed Funding Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Committed Funding Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (“Form 8-K”) and is incorporated herein by reference in its entirety.

As a Fannie Mae approved seller and servicer, PHH Mortgage sells a substantial portion of the mortgage loans it originates to Fannie Mae and generally retains mortgage servicing rights in respect of such loans.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                                                                 Exhibits

Exhibit 10.1                              Letter Agreement between Fannie Mae and PHH Mortgage Corporation dated November 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ William F. Brown
Name: William F. Brown
Title: Senior Vice President, General Counsel & Secretary

Dated: December 3, 2012